IVY FUNDS

Supplement dated November 29, 2005

to
Ivy Equity Funds Prospectus dated July 30, 2005
and supplemented September 13, 2005

and to
Ivy Funds, Inc. Statement of Additional Information dated July 30, 2005 and supplemented September 13, 2005

At meetings of the Board of Directors of Ivy Funds, Inc. and the Board of Trustees of Ivy Funds (Directors), held on August 31, 2005 and November 16, 2005:

The Directors unanimously approved, and recommended that shareholders of Ivy International Growth Fund approve, the merger of Ivy International Growth Fund into Ivy International Fund. Shareholders of record on November 17, 2005 will be asked to vote on the proposed merger at a special meeting called for this purpose, tentatively scheduled on or near February 1, 2006.

In addition, the Directors unanimously approved the closing of Ivy International Growth Fund to new shareholders, effective January 1, 2006. Current shareholders of the Ivy International Growth Fund may continue to purchase shares of the Fund.

In addition, the Directors unanimously approved, and recommended that shareholders of Ivy Capital Appreciation Fund approve, a change to the Fund's investment objective, which is a fundamental policy, and to the strategies of this Fund to de-emphasize a tax-managed investment style and to focus on capital appreciation. Shareholders of record on December 9, 2005 will be asked to vote on the proposal at a special meeting called for this purpose, tentatively scheduled on or near February 13, 2006.

WRS3300R
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